
Supplement to the
Fidelity® Four-in-One Index Fund
April 29, 2009
Prospectus


The following information replaces the biographical information for William Hall found in the "Fund Management" section on page 26.

Christopher Sharpe is co-manager of Four-In-One Index Fund, which he has managed since June 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2002, Mr. Sharpe has worked as an asset allocation director and portfolio manager.

IDV-09-02 June 12, 2009
1.729987.119